EXHIBIT 1

JOINT FILING AGREEMENT

CLEARWAY ENERGY, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2020.

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	Apollo ST Fund Management LLC,
its investment manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC,
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO A-N CREDIT FUND (DELAWARE), L.P.

By:	Apollo A-N Credit Advisors (APO FC Delaware), L.P.,
its general partner

	By:	Apollo A-N Credit Advisors (APO FC-GP), LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO A-N CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

AP KENT CREDIT MASTER FUND, L.P.

By:	AP Kent Advisors, L.P.,
its general partner

	By:	AP Kent Advisors GP, LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President and Secretary

AP KENT MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President and Secretary

APOLLO ATLAS MASTER FUND, LLC

By:	Apollo Atlas Management, LLC,
its investment manager

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ATLAS MANAGEMENT, LLC

By:	Apollo Capital Management, L.P.,
its sole member

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO TR ENHANCED LEVERED YIELD LLC

By:	Apollo Total Return Enhanced Management LLC,
its investment manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President and Secretary

APOLLO TR OPPORTUNISTIC LTD.

By:	Apollo Total Return Master Fund L.P.
its shareholder

	By:	Apollo Total Return Advisors L.P.,
its general partner

		By:	Apollo Total Return Advisors GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

By:	Apollo Total Return Master Fund Enhanced L.P.,
its shareholder

	By:	Apollo Total Return Enhanced Advisors L.P.,
its general partner

		By:	Apollo Total Return Enhanced Advisors GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO TOTAL RETURN MASTER FUND L.P.

By:	Apollo Total Return Advisors L.P.,
its general partner

	By:	Apollo Total Return Advisors GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO TOTAL RETURN MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO TOTAL RETURN MASTER FUND ENHANCED L.P.

By:	Apollo Total Return Enhanced Advisors L.P.,
its general partner

	By:	Apollo Total Return Enhanced Advisors GP LLC,
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO TOTAL RETURN ENHANCED MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO SA MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO ARROWHEAD MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President